[AIM LOGO APPEARS HERE]




[GRAPHIC COLLAGE APPEARS HERE]




AIM TAX-FREE
INTERMEDIATE SHARES



SEMIANNUAL REPORT
SEPTEMBER 30, 1995

AIM TAX-FREE INTERMEDIATE SHARES

For shareholders who seek a high current level of monthly income, exempt from federal taxes. The Fund purchases high quality municipal bonds maturing in 10-1/2 years or less.

ABOUT FUND PERFORMANCE DATA AND BENCHMARK INDEXES THROUGHOUT THIS REPORT:

o The Fund's performance is historical and reflects reinvestment of all distributions. Unless otherwise indicated, Fund results were computed without a sales charge. When sales charges are included, the Fund's performance reflects the 1.00% maximum sales charge.
o The distribution rate is equal to the actual distributions from investment income declared for the prior 30-day period, expressed as an annual percentage of maximum offering price. Distribution rates may include daily dividends and short-term capital gains.
o The SEC 30-day yield calculation reflects the yield to maturity of the bonds in the portfolio, and includes both interest and amortization of any discount or premium to the face value of the bonds.
o The taxable equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper Intermediate Municipal Fund Index represents an average of the performance of the 30 largest intermediate-term municipal bond funds. The unmanaged Lipper General Municipal Debt Funds Index is a representative average of the performance of the 30 largest municipal bond mutual funds.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


================================================================================

AVERAGE ANNUAL TOTAL RETURNS
For periods ended September 30, 1995

                                          Without                 With
                                       Sales Charge           Sales Charge
                                       ------------           ------------
Since Inception (5/11/87)                   6.70%                 6.57%
Five Years                                  7.24                  7.03
One Year                                    7.49                  6.38
6 Months                                    3.95                  2.89

Six-month performance includes reinvested distributions of $0.2475 per share.
--------------------------------------------------------------------------------

CHAIRMAN'S LETTER

                             DEAR SHAREHOLDER:


                             AIM Tax-Free Intermediate Shares continued to
                             provide shareholders with attractive tax-exempt
   [PHOTO of                 current income plus low volatility. As of September
Charles T. Bauer,            30, 1995, your Fund produced a 30-day distribution
 Chairman of the             rate of 4.66%, based on the maximum offering price,
Board of the Fund            and an SEC 30-day yield of 3.91%. Translated to
  APPEARS HERE]              taxable equivalent yields, the Fund's 30-day
                             distribution rate was 7.72%, based on the maximum offering price. The taxable equivalent of the Fund's 30-day SEC yield was 6.47%, when adjusted for the highest marginal federal tax rate of 39.6%.
     From an investment perspective, your Fund's taxable equivalent yield compared favorably to yields on such intermediate-term taxable securities as two-, five-, and 10-year U.S. Treasury notes, which yielded 5.85%, 6.02%, and 6.18%, respectively, as of September 30, 1995.
     Aided by stabilizing interest rates, the Fund posted a total return of 3.95% for the six-month period ended September 30, 1995. The Fund closely tracked the performance of similar funds during the same period, as measured by the Lipper Intermediate Municipal Fund Index, which posted a total return of 3.96%.
     The Fund's investment focus on selected less-volatile, intermediate-term municipal securities contributed to its attractive 30-day yield even as relative stability in share price was maintained. By September 30, 1995, net asset value per share had increased to $10.84, and net assets for the Fund were $75.8 million. In late September, the Fund increased the monthly dividend to $0.045 per share, effective with your October distribution.
     For a more complete discussion of market conditions during the reporting period, your Fund's investment strategy, and our outlook for the months ahead, turn to the MANAGEMENT'S DISCUSSION & ANALYSIS which follows on page 2 of this report.
     Overall, your Fund has delivered solid performance for investors. While producing attractive, tax-exempt current monthly income, the Fund has achieved a positive total return in every fiscal year since its inception in 1987.
     We are pleased to send you this semiannual report for AIM Tax-Free Intermediate Shares. As always, we are ready to respond to your questions or comments about this report. You may reach us by calling Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

DISCUSSION & ANALYSIS


    -----------------

Intermediate-term municipal

   bond funds marginally

  outperformed longer-term

       issues in the

   third quarter of 1995.

    -----------------


ECONOMIC AND POLITICAL FACTORS SHAPE MUNICIPAL MARKETS IN 1995

Fixed-income investors enjoyed halcyon days in the second quarter of 1995. Interest rates were declining, and the economy had slowed decidedly to an annual growth rate of 1.3%. Even the U.S. dollar had regained its footing against major world currencies and was climbing from record lows. Inflation, which had concerned investors and the Federal Reserve Board for more than a year, seemed to have been effectively curtailed.
    Indeed, the Fed was confident enough to lower short-term interest rates in July, cutting the federal funds rate to 5.75%. Within weeks, however, reports of unexpected improvement in economic indicators such as employment, retail sales, and industrial production sent bond markets reeling. Fed Chairman Alan Greenspan announced the most likely course for the economy is "an upturn in the growth rate . . . over the rest of this year and a moderate pace of expansion next year." While the pace of economic growth was certainly moderate and sustainable, reports of stronger than expected performance diminished the likelihood that the Fed would cut interest rates again in the near future.
    Like the fixed-income market as a whole, municipal securities benefited from declining interest rates and the absence of threatening inflation. Orange County, California, which had flagged market performance since November with its pending bankruptcy, settled with its creditors and was no longer a focus for investors. The drop in new issue supply continued--The Wall Street Journal reported in October that new sales of municipal bonds were down about 10% from last year's new issue pace of $150 billion.
    However, the municipal securities market continued to lag the taxable bond market until the third quarter of 1995. Certain factors which had helped to support prices of municipal securities in previous months, chiefly declining interest rates and limited supply, were largely outweighed by the growing debate over tax reform. Specifically, a number of flat-tax proposals--which could drastically lower income tax brackets and, in some cases, exempt all investment income from taxation--deflated municipal markets even though no formal proposals have been submitted before Congress. Indeed, some analysts believe any meaningful action to reform tax legislation could be years in the making.
    By the third quarter of 1995, bond markets had stabilized and most analysts considered the

===============================================================================

MORNINGSTAR RATINGS
(as of 9/30/95)

                                                                 FUNDS IN
 PERIOD                           RATING                   MUNICIPAL CATEGORIES
 ------                           ------                   --------------------
Overall                            ****                              NA
5 Years                            ****                             486
3 Years                            ****                             721

[CAPTION]
Morningstar's rating system of one (lowest) to five (highest) stars is based on risk and return ratios for three-, five- , and 10-year periods and considers all loads, expenses, and fees. Ratings compare funds of similar investment objectives and represent past performance, which is no guarantee of comparable future results.

===============================================================================

CURRENT YIELD ADVANTAGE
(as of 9/30/95)

2 Year U.S. Treasury Note*                                     5.85%
5 year U.S. Treasury Note*                                     6.02%
10-Year U.S. Treasury Note*                                    6.18%
Fund's 30-day SEC yield, taxable equivalent**                  6.47%
Fund's 30-day distribtion rate, taxable equivalent**           7.72%

*U.S. Treasury notes are guaranteed as to the timely payment of principal and interest. Fund shares are not insured and their value will vary with market conditions. **Taxable equivalent yields assume the highest marginal federal income tax rate of 39.6%. Source: IRS, 1995.




             See important Fund disclosure on inside front cover.
                                      2

===============================================================================

PORTFOLIO COMPOSITION (AS OF 9/30/95)

TOP 5 BOND HOLDINGS
1.              Southern Oklahoma Memorial Hospital Auth. Rev.
                Bonds 02/01/00

2.              Lucas County Ohio Hospital Revenue Bonds
                08/15/00

3.              Michigan State Building Auth. Refg. Revenue Bonds
                10/01/04

4.              Georgia State General Obligation Bonds 06/01/99

5.              Franklin County Ohio General Obligation Bonds
                12/01/01


[CAPTION]
The portfolio's composition may change and there is no assurance the Fund will continue to hold the same securities.


NUMBER OF HOLDINGS: 112
-----------------------
General Obligations                   30%
Revenues                              70%

[CAPTION]
47% Credit Enhanced
0% AMT
Duration: 3.7 years
Average Maturity: 4.8 years

==============================================================================

municipal market's reaction to tax reform decidedly overdone. Investors in the third quarter of 1995 began to take advantage of attractive values, particularly in the intermediate-term maturity sector. As a result, intermediate-term municipal bond funds marginally outperformed longer-term issues for the quarter, as measured by the Lipper Intermediate Municipal Fund Index which returned 2.28% versus 2.26% for the Lipper General Municipal Fund Index.

YOUR INVESTMENT PORTFOLIO

The Fund was well-positioned to benefit from the favorable shift toward intermediate-term securities during the reporting period. With 112 total holdings as of September 30, 1995, the Fund was broadly diversified to minimize volatility. Positions in pre-refunded and insured bonds were strong performers. Overall, the portfolio comprised 70% revenue bonds and 30% general obligation bonds. Premium bonds, insured bonds, and pre-refunded bonds were emphasized to reduce price volatility. Attractive issues in sectors such as housing, transportation, and health care helped to enhance yield. Of course, Fund holdings are subject to change as market conditions warrant.
    By the end of the reporting period, the Fund's weighted average maturity was 4.8 years, and duration was 3.7 years. In keeping with the Fund's strategy of investing in quality issues, the portfolio weighting as of September 30, 1995 comprised approximately 55% in securities rated AAA. Overall, 100% of the portfolio's holdings were rated A or better. Credit-enhanced securities--which are backed by insurance, escrowed with U.S. Treasuries, or letters of credit--comprised about 47% of the portfolio.
    The Fund maintained an average portfolio quality rating of AA+ as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service (Moody's), two widely known credit rating agencies. S&P and Moody ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.

OUTLOOK FOR THE FUTURE

At this juncture, experts are divided on the direction of the economy and interest rates. Given that leading economic indicators continue to suggest healthy economic conditions and low inflation, some analysts believe further reductions in interest rates appear unlikely over the near term. However, The Wall Street Journal reported recently that Fed Vice Chairman Alan Blinder told Market News Service "that he favored cutting the target for the federal funds rate, the level at which banks lend one another money, by a 'sizable' amount, depending on the outcome of the budget debate in Washington."
    Regarding the tax-reform debate, many analysts maintain that any drastic proposals by Congress that severely diminish the tax advantages of municipal securities would be strongly challenged by the issuers and investors. In any event, no formal legislation has been proposed, and any meaningful action in that direction could be years away.
    While there will certainly be a continuing interest by many investors in the current political climate or the direction of interest rates, AIM Tax-Free Intermediate Shares believes the key to investing for the long-term is an ongoing focus on its primary investment philosophy, and that is to generate optimal current tax-free income with reasonable risk.



             See important Fund disclosure on inside front cover.
                                      3

DISCUSSION & ANALYSIS

AIM TAX-FREE INTERMEDIATE SHARES
IS AN "EFFICIENCY" EXPERT

Specifically, it's 99.95% efficient. "Efficiency" for a tax-exempt fund refers to its ability to create distributions that are free from federal income taxes, capital gains tax, and the alternative minimum tax (AMT). Since its inception on May 11, 1987, AIM Tax-Free Intermediate Shares distributions have been 99.95% efficient.
    How does the Fund do it?
o AVOIDS "ALTERNATIVE MINIMUM TAX BONDS." The Fund avoids investing in bonds with income subject to AMT. The AMT affects high-income individuals--exactly those investors who may benefit most from tax-free income.
o AVOIDS MARKET DISCOUNT BONDS. The Fund generally avoids municipal bonds priced at a discount. When these bonds appreciate, they may give a boost to the Fund's total return, but they also create capital gains which are taxable to investors.
o OFFSETS CAPITAL GAINS AND LOSSES. The Fund seeks to offset capital gains in the portfolio with capital losses. Since its inception eight years ago, the Fund has distributed a total of $0.0182 per share in capital gains.

A HISTORY OF RELATIVE STABILITY

In addition to tax efficiency, AIM Tax-Free Intermediate Shares has historically produced up to approximately 90% of long-term municipal bond fund yields--without the share price volatility of long-term municipal bonds.* The Fund attempts to reduce risk by investing primarily in investment-grade, intermediate-term municipal bonds rated A or better by Standard & Poor's Corporation or Moody's Investors Service credit rating agencies, with an average portfolio maturity of 10-1/2 years or less.
    The Fund's portfolio of intermediate-term municipal bonds has offered conservative investors relative price stability compared to longer-term municipal bonds. In addition, the Fund's broad diversification by geography, municipality, and maturity has also helped to preserve principal values.


                       RELATIVE PRICE STABILITY

TAX-FREE INTERMEDIATE SHARES               BOND BUYER 40 INDEX
----------------------------               ---------------------------------
   5/11/87   $10.00     9/91   $10.20         5/11/87   $89.91      9/91   $94.75
               9.89             10.23                    88.34              95.16
               9.93             10.22                    89.18              94.50
               9.98             10.33                    89.53              96.50
               9.90             10.33                    89.68              95.63
   9/87        9.59             10.33         9/87       83.00              95.13
               9.59             10.27                    84.31              94.53
               9.65             10.30                    85.44              94.97
               9.79             10.35                    87.66              96.00
               9.97             10.43                    91.50              97.28
              10.05             10.65                    91.46             100.34
               9.89             10.53                    87.87              97.47
               9.88     9/92    10.55                    87.75      9/92    97.13
               9.79             10.44                    87.28              93.75
               9.82             10.53                    88.84              96.91
               9.86             10.58                    89.09              97.69
               9.77             10.65                    88.96              98.44
   9/88        9.86             10.88         9/88       90.62             101.84
               9.90             10.74                    92.43             100.22
               9.78             10.78                    90.03             100.88
               9.81             10.78                    91.53             100.84
               9.90             10.87                    92.34             102.50
               9.77             10.81                    90.56             101.66
               9.69             10.94                    90.00             104.13
               9.82     9/93    11.03                    92.31      9/93   104.94
               9.79             11.01                    93.53             104.41
               9.94             10.93                    94.50             101.59
               9.99             11.02                    94.94             104.13
               9.86             11.09                    92.72             104.78
   9/89        9.77             10.86         9/89       91.50              99.41
               9.84             10.62                    92.09              91.56
               9.86             10.64                    93.69              91.38
               9.99             10.67                    93.44              91.16
               9.92             10.61                    91.28              90.47
               9.95             10.67                    92.00              92.19
               9.89             10.67                    91.22              91.91
               9.84     9/94    10.56                    89.06      9/94    89.13
               9.91             10.45                    91.38              86.06
               9.93             10.33                    91.75              82.94
               9.96             10.38                    93.16              85.28
               9.91             10.49                    89.25              88.19
   9/90        9.88             10.62         9/90       88.22              90.97
               9.94             10.67                    89.22              91.19
              10.01             10.68                    91.50              91.09
              10.01             10.82                    91.28              94.06
              10.05             10.76                    92.06              93.13
              10.11             10.81                    91.59              92.95
              10.07             10.85                    91.63              93.67
              10.10     9/95    10.84                    92.59      9/95    94.18
              10.11                                      92.97
              10.07                                      92.09
              10.09                                      93.13
              10.16                                      93.88

*The Fund's distribution rate at net asset value versus the average distribution rate at net asset value of all general municipal bond funds ranked by Lipper Analytical Services, Inc. since the Fund's inception. As of 9/30/95, the Lipper universe comprised 240 general municipal bond funds, with average portfolio maturities of approximately 14.20 years. Source: Lipper Analytical Services, Inc..
    The Bond Buyer 40 Index is a group of 40 unmanaged municipal securities widely regarded by investors to be representative of the long-term municipal securities market. The average price of the index represents the simple average dollar price of the 40 bonds; the average maturity of the index is approximately 29 years. Source: Bloomberg.
    All values are month-end.





             See important Fund disclosure on inside front cover.
                                      4

--------------------------------------------------------------------------------
FINANCIALS
SCHEDULE OF INVESTMENTS

September 30, 1995
(Unaudited)

                                                  RATING(a)                        MARKET
                                                S&P   MOODY'S         PAR          VALUE
MUNICIPAL OBLIGATIONS-99.45%

ALABAMA-0.57%

Alabama State Municipal Electric Authority;
   Power Supply Series A RB
   6.30%, 09/01/01(b)                             AAA     Aaa      $   400,000  $    433,948
--------------------------------------------------------------------------------------------

ARIZONA-4.41%

Cochise (County of) (Douglas Unified School
   District #27);
   School Improvement Series 1995 B GO
   4.25%, 07/01/97(b)                             AAA     Aaa          200,000       201,122
--------------------------------------------------------------------------------------------
Maricopa County Gilbert Unified School District
   #41 (Project of 1988); School Improvement
   Series 1992 E GO
   6.20%, 07/01/02(c)                             AAA     Aaa        1,250,000     1,357,150
--------------------------------------------------------------------------------------------
Phoenix (City of); Senior Lien Street and
    Highway User
    Refunding Series 1992 RB
    6.20%, 07/01/02                               AA      A-1        1,000,000     1,083,920
--------------------------------------------------------------------------------------------
Pinal County Industrial Development Authority
   (Magma Copper Co. Project); Series 1984 PCR
   4.80%, 12/01/09(d)                             A-1+    P-1          700,000       700,000
--------------------------------------------------------------------------------------------
                                                                                   3,342,192
--------------------------------------------------------------------------------------------

ARKANSAS-2.75%

Little Rock (City of) (Baptist Medical Center);
   Health Facility RB
   6.70%, 11/01/04(b)                             AAA     Aaa        1,400,000     1,548,176
--------------------------------------------------------------------------------------------
North Little Rock (City of); Electric System
   Refunding Series 1992 A RB
   6.00%, 07/01/01(b)                             AAA     Aaa          500,000       538,060
--------------------------------------------------------------------------------------------
                                                                                   2,086,236
--------------------------------------------------------------------------------------------

CALIFORNIA-4.84%

California State Public Works Board (State Pool
   Program); Energy Efficiency Series 1986 A RB
   7.30%, 03/01/01                                BBB+    A          1,250,000     1,289,150
--------------------------------------------------------------------------------------------
Folsom (City of) (School Facilities Project);
   Series 1993 B GO
   6.00%, 08/01/02(b)                             AAA     Aaa          500,000       537,840
--------------------------------------------------------------------------------------------
Inglewood (City of) (Daniel Freeman Hospital
   Inc.); Insured Hospital Series 1991 RB
   6.50%, 05/01/01                                A       --           400,000       423,280
--------------------------------------------------------------------------------------------
Oakland (City of); Housing Finance Issue D-1 RB
   6.70%, 01/01/98                                A+      --           205,000       211,712
--------------------------------------------------------------------------------------------
Parking Authority of the City and County of San
   Francisco; Parking Meter Series 1994 RB
   6.75%, 06/01/05(b)                             AAA     Aaa          500,000       566,750
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                    RATING(a)                       MARKET
                                                  S&P   MOODY'S        PAR          VALUE
CALIFORNIA-(CONTINUED)

Regents (The) of the University of California
   (Multiple Purpose Projects); Refunding Series
   A RB
   5.75%, 09/01/97                                A-      A        $   250,000  $    257,625
--------------------------------------------------------------------------------------------
State Public Works Board of the State of
California (Department of Corrections)
   (State Prison-Madera County);
   Lease Series 1990 A RB
   7.00%, 09/01/00                                A-      A            100,000       109,925
--------------------------------------------------------------------------------------------
West End Water Development, Treatment, and
   Conservation Joint Powers Authority;
   1990 Water Facilities
   Certificates of Participation
   7.00%, 10/01/00                                BBB+    A            250,000       270,128
--------------------------------------------------------------------------------------------
                                                                                   3,666,410
--------------------------------------------------------------------------------------------

COLORADO-1.99%

Aspen (City of) Public Facility Authority;
   Lease Purchase and Sublease Agreement
   Series 1995 RB
   4.20%, 09/01/96(b)                             AAA     Aaa          240,000       240,480
--------------------------------------------------------------------------------------------
Colorado Student Obligation Bond Authority;
   Student Loan Series 1985 B RB
   6.125%, 12/01/98                               --      A            160,000       164,293
--------------------------------------------------------------------------------------------
Englewood (City of) (The Marks Apartments);
   Multifamily Housing Series 1985 A RB
   4.35%, 12/15/97(d)                             A+      --         1,100,000     1,100,000
--------------------------------------------------------------------------------------------
                                                                                   1,504,773
--------------------------------------------------------------------------------------------

DELAWARE-1.06%

Delaware Transportation Authority; Senior Lien
   Transportation System Series 1991 RB
   6.00%, 07/01/01(c)(e)                          AAA     Aaa          750,000       804,345
--------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA-1.35%

District of Columbia (The Howard University
   Issue);
   University Series 1990 A RB
   6.90%, 10/01/00                                AA-     A-1          200,000       218,446
--------------------------------------------------------------------------------------------
District of Columbia; Series B GO
   6.75%, 06/01/99(b)                             AAA     Aaa          750,000       801,765
--------------------------------------------------------------------------------------------
                                                                                   1,020,211
--------------------------------------------------------------------------------------------

FLORIDA-2.12%

Dade (County of); Special Series 1986 GO
   6.70%, 10/01/03(b)                             AAA     Aaa        1,000,000     1,044,220
--------------------------------------------------------------------------------------------
Jacksonville (City of); Excise Tax Series
   1986 A RB
   7.60%, 10/01/96(c)                             NRR     NRR          250,000       258,910
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                 RATING(a)                         MARKET
                                                S&P   MOODY'S         PAR           VALUE
FLORIDA-(CONTINUED)

Palm Beach County Solid Waste Authority; RB
   7.90%, 07/01/97                                A       A        $   100,000  $    106,576
--------------------------------------------------------------------------------------------
Pinellas County Health Facilities Authority
   (Pooled Hospital Loan Program); Refunding
   Program Series 1985 RB
   4.80%, 12/01/15(d)                             A-1     VMIG-1       200,000       200,000
--------------------------------------------------------------------------------------------
                                                                                   1,609,706
--------------------------------------------------------------------------------------------

GEORGIA-7.52%

Albany (City of); Sewer System Series 1992 RB
   6.30%, 07/01/02(b)                             AAA     Aaa          500,000       542,115
--------------------------------------------------------------------------------------------
Fulton (County of); Water and Sewer Refunding
   Series 1992 RB
   5.75%, 01/01/02(b)                             AAA     Aaa          715,000       763,506
--------------------------------------------------------------------------------------------
Georgia (State of); Series 1988 D GO
   7.10%, 06/01/99                                AA+     Aaa        2,000,000     2,182,760
--------------------------------------------------------------------------------------------
Georgia Hospital Finance Authority (Georgia
   Pooled Hospital Loan Program); Series
   1991 RB
   4.80%, 03/01/01(d)                             A-1     VMIG-1       600,000       600,000
--------------------------------------------------------------------------------------------
Georgia State Municipal Electric Authority;
   Series V RB
   6.00%, 01/01/01(b)                             AAA     Aaa        1,000,000     1,062,550
--------------------------------------------------------------------------------------------
Metropolitan Atlanta Rapid Transit Authority;
   Sales Tax Refunding Series M RB
   6.15%, 07/01/02                                AA-     A-1          500,000       542,030
--------------------------------------------------------------------------------------------
                                                                                   5,692,961
--------------------------------------------------------------------------------------------

ILLINOIS-5.73%

Chicago (City of) (Central Public Library
   Project); Adjustable Rate Series 1988
   C GO
   6.10%, 01/01/99(b)                             AAA     Aaa          500,000       525,685
--------------------------------------------------------------------------------------------
Chicago Park District; Capital Improvement
   Series 1991 GO
   5.80%, 01/01/98                                AA-     A-1          750,000       772,605
--------------------------------------------------------------------------------------------
Chicago Public Building Commission; Building
   Series 1985-A RB
   8.00%, 01/01/96(c)                             NRR     Aaa           50,000        50,490
--------------------------------------------------------------------------------------------
Glenview (City of); GO
   6.25%, 12/01/96                                --      MIG-1      1,000,000     1,018,760
--------------------------------------------------------------------------------------------
Illinois Development Finance Authority;
   Refunding Series 1993 A RB
   4.55%, 06/01/04(d)                             A-1+    --           500,000       500,000
--------------------------------------------------------------------------------------------
Illinois Health Facilities Authority (Mercy
   Hospital and Medical Center); Refunding
   Series 1992 RB
   6.20%, 01/01/00                                A-      Baa1         250,000       257,275
--------------------------------------------------------------------------------------------
Illinois State Toll Highway Authority; Toll
   Highway Refunding Series 1993 B RB
   4.25%, 01/01/10(d)(f)                          A-1+    VMIG-1       200,000       200,000
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                 RATING(a)                          MARKET
                                                 S&P    MOODY'S        PAR           VALUE
ILLINOIS-(CONTINUED)

Joliet (City of); Waterworks and Sewer Series
   1991 RB
   6.95%, 01/01/01(b)                             AAA     Aaa      $   250,000  $    275,595
--------------------------------------------------------------------------------------------
Kane (County of) Public Building Commission;
   Unlimited Tax Public Building Series B GO
   6.20%, 12/01/01                                --      Aa           700,000       741,895
--------------------------------------------------------------------------------------------
                                                                                   4,342,305
--------------------------------------------------------------------------------------------

INDIANA-0.70%

Indiana Transportation Finance Authority;
   Airport Facilities Lease Series A RB
   6.00%, 11/01/01                                A       A            500,000       527,500
--------------------------------------------------------------------------------------------

IOWA-0.69%

Iowa Student Loan Liquidity Corp.;
   Student Loan Series 1992 A RB
   6.25%, 03/01/00                                --      Aa1          500,000       521,615
--------------------------------------------------------------------------------------------

KENTUCKY-0.38%

Kentucky State Turnpike Authority (Economic
   Development Road Revitalization Project); RB
   7.125%, 05/15/00(c)(e)                         AAA     Aaa          260,000       291,309
--------------------------------------------------------------------------------------------

LOUISIANA-3.05%

Lafayette Public Power Authority; Electric
   Refunding Series 1987 RB
   6.80%, 11/01/00                                A       A            275,000       289,655
--------------------------------------------------------------------------------------------
Louisiana (State of); Refunding Series B GO
   8.00%, 05/01/96(c)                             NRR     NRR          200,000       204,516
--------------------------------------------------------------------------------------------
Louisiana Offshore Terminal Authority (Loop,
  Inc.); Deepwater Port Refunding Series
   1992 RB
   6.00%, 09/01/01                                A       A3         1,000,000     1,052,640
--------------------------------------------------------------------------------------------
Louisiana Public Facilities Authority (Tulane
  University of Louisiana); Series 1987 C RB
   7.30%, 08/15/99                                A       A-1          270,000       288,571
--------------------------------------------------------------------------------------------
Orleans Parish School Board; Public School
   Refunding Series 1991 GO
   6.625%, 02/01/02(b)                            AAA     Aaa          475,000       476,235
--------------------------------------------------------------------------------------------
                                                                                   2,311,617
--------------------------------------------------------------------------------------------

MASSACHUSETTS-0.56%

New England Education Loan Marketing Corp.;
   Student Loan Refunding Senior Issue 1992 D RB
   6.20%, 09/01/00                                --      Aaa          400,000       426,548
--------------------------------------------------------------------------------------------

MICHIGAN-5.45%

Dearborn (City of) Economic Development Corp.
   (Oakwood Obligated Group); Hospital Series
   1991 A RB
   6.95%, 08/15/01(c)(e)                          AAA     Aaa        1,000,000     1,137,590
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                  RATING(a)                        MARKET
                                                S&P    MOODY'S        PAR          VALUE
MICHIGAN-(CONTINUED)

Michigan State Building Authority; Refunding
   Series I RB
   6.40%, 10/01/04                                AA-     A-1      $ 2,000,000  $  2,185,140
--------------------------------------------------------------------------------------------
Wayne County School District; Michigan School
  Building Site Bond Unlimited Tax Series
   1992 GO
   5.60%, 05/01/01                                AA      Aa           765,000       803,747
--------------------------------------------------------------------------------------------
                                                                                   4,126,477
--------------------------------------------------------------------------------------------

MINNESOTA-2.49%

Minnesota Housing Finance Agency; Housing
   Development Series 1979 A RB
   6.50%, 02/01/96                                AA      A-1          320,000       322,173
--------------------------------------------------------------------------------------------
Western Minnesota Municipal Power Agency;
   Refunding Series A RB
   6.65%, 01/01/01                                A       A1         1,500,000     1,564,530
--------------------------------------------------------------------------------------------
                                                                                   1,886,703
--------------------------------------------------------------------------------------------

MISSOURI-0.67%

State Environmental Improvement and Energy
   Resource Authority (City of Branson Project)
   (State Revolving Fund Program); Water Series
   1995 A PCR
   5.00%, 07/01/99(b)                             AAA     Aaa          500,000       509,000
--------------------------------------------------------------------------------------------

MONTANA-0.63%

Montana Higher Education Assistance Corp.;
   Student Loan Series 1992 A RB
   6.60%, 12/01/00                                --      A            450,000       476,685
--------------------------------------------------------------------------------------------

NEVADA-0.66%

Clark County Improvement District No. 65 (Lamb
   Boulevard III); Series November 1, 1992 GO
   6.20%, 12/01/02                                A+      A            120,000       123,841
--------------------------------------------------------------------------------------------
Nevada (State of) (Nevada Municipal Bond Bank
   Project Nos. 38-39); Limited Tax Series 1992
   A GO
   6.00%, 07/01/01(c)                             NRR     NRR          350,000       373,541
--------------------------------------------------------------------------------------------
                                                                                     497,382
--------------------------------------------------------------------------------------------

NEW JERSEY-3.83%

Gloucester County Utilities Authority; Sewer
   Refunding Series 1991 RB
   6.10%, 01/01/00                                AA-     A-1          225,000       239,724
--------------------------------------------------------------------------------------------
Jersey City (City of) (Qualified School Bond);
   GO
   6.40%, 02/15/00                                AA      A          1,000,000     1,077,320
--------------------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Authority;
   Transportation System Series 1992 A RB
   5.90%, 06/15/99(c)                             NRR     NRR        1,000,000     1,050,590
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                  RATING(a)                         MARKET
                                                 S&P    MOODY'S        PAR           VALUE
NEW JERSEY-(CONTINUED)

Trenton (City of); Fiscal Year Adjustment GO
   6.10%, 08/15/02(b)                             AAA     Aaa      $   500,000  $    537,290
--------------------------------------------------------------------------------------------
                                                                                   2,904,924
--------------------------------------------------------------------------------------------

NEW MEXICO-2.09%

Albuquerque (City of); Joint Water and Sewer
   Series 1990 A RB
   6.00%, 07/01/00(c)(e)                          AAA     NRR        1,000,000     1,063,320
--------------------------------------------------------------------------------------------
Santa Fe (City of); Series 1994 A RB
   5.50%, 06/01/03(b)                             AAA     Aaa          500,000       517,315
--------------------------------------------------------------------------------------------
                                                                                   1,580,635
--------------------------------------------------------------------------------------------

NORTH CAROLINA-0.65%

North Carolina Eastern Municipal Power Agency;
   Power System Refunding Series 1986 A RB
   7.50%, 01/01/00                                BBB+    A            475,000       491,791
--------------------------------------------------------------------------------------------

OHIO-9.64%

Franklin (County of); 1991 Issue GO
   6.30%, 12/01/01(c)(e)                          NRR     NRR        1,500,000     1,657,965
--------------------------------------------------------------------------------------------
Greater Cleveland Regional Transit Authority
   (Waterfront Transit Line Project);
   Certificates of Participation Series 1995 RB
   6.50%, 07/01/97(b)                             AAA     Aaa        1,000,000     1,038,490
--------------------------------------------------------------------------------------------
Hilliard City School District; Unlimited Tax
   School Improvement Refunding Series 1992 GO
   6.05%, 12/01/00(b)                             AAA     Aaa          500,000       537,425
   6.15%, 12/01/01(b)                             AAA     Aaa          250,000       271,813
--------------------------------------------------------------------------------------------
Lucas County (St. Vincent's Medical Center);
   Hospital Series A RB
   6.75%, 08/15/20(b)                             AAA     Aaa        2,000,000     2,203,580
--------------------------------------------------------------------------------------------
Ohio State Public Facilities Commission; Mental
   Health Series A RB
   7.00%, 12/01/97                                A+      A-1        1,500,000     1,596,525
--------------------------------------------------------------------------------------------
                                                                                   7,305,798
--------------------------------------------------------------------------------------------

OKLAHOMA-4.29%

Grand River Dam Authority; Refunding Series
   1987 RB
   6.45%, 06/01/97(c)(e)                          AAA     Aaa          500,000       527,965
--------------------------------------------------------------------------------------------
Oklahoma Housing Finance Agency; Single Family
   Mortgage Series A RB
   6.55%, 03/01/00(b)                             AAA     Aaa          155,000       162,953
--------------------------------------------------------------------------------------------
Southern Oklahoma Memorial Hospital Authority;
   Hospital Series 1993 A RB
   5.60%, 02/01/00                                A       A          2,500,000     2,562,375
--------------------------------------------------------------------------------------------
                                                                                   3,253,293
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                  RATING(a)                        MARKET
                                                 S&P    MOODY'S        PAR          VALUE
OREGON-3.50%

Oregon (State of) Department of Transportation
   (Westside Light Rail Project); Fund Series
   1994 RB
   5.00%, 06/01/97(b)                             AAA     Aaa      $ 1,000,000  $  1,017,280
--------------------------------------------------------------------------------------------
Portland (City of); Sewer System Series 1994
   A RB
   5.45%, 06/01/03                                A+      A-1        1,065,000     1,110,923
   5.55%, 06/01/04                                A+      A-1          500,000       523,750
--------------------------------------------------------------------------------------------
                                                                                   2,651,953
--------------------------------------------------------------------------------------------

PENNSYLVANIA-0.62%

Pennsylvania Industrial Development Authority;
   Economic Development Series 1991 A RB
   6.40%, 01/01/97(c)                             NRR     NRR          200,000       205,130
   6.50%, 01/01/98(c)                             NRR     NRR          100,000       104,972
   6.50%, 07/01/98(c)                             NRR     NRR          150,000       158,237
--------------------------------------------------------------------------------------------
                                                                                     468,339
--------------------------------------------------------------------------------------------

RHODE ISLAND-2.76%

Rhode Island (State of); Refunding Series 1992
   A GO
   6.10%, 06/15/03(b)                             AAA     Aaa        1,000,000     1,088,120
--------------------------------------------------------------------------------------------
Rhode Island Student Loan Authority; Student
   Loan Refunding Series 1992 RB
   5.40%, 12/01/95                                --      A          1,000,000     1,001,380
--------------------------------------------------------------------------------------------
                                                                                   2,089,500
--------------------------------------------------------------------------------------------

SOUTH DAKOTA-0.35%

Rapid City (City of); Sales Tax Series 1995
   A RB
   5.60%, 06/01/05(b)                             AAA     Aaa          255,000       263,627
--------------------------------------------------------------------------------------------

 TEXAS-14.85%

 Alamo Community College District; Series
    1990 GO
    6.90%, 02/15/00(c)(e)                         NRR     Aaa          500,000       547,030
--------------------------------------------------------------------------------------------
Arlington City Hospital Authority (Arlington
   Medical Center); RB
   5.50% 12/01/97(b)                              AAA     Aaa          575,000       588,444
--------------------------------------------------------------------------------------------
Austin (City of); Combined Utility System
   Refunding Series 1986 RB
   7.20%, 05/15/98                                A       A            200,000       207,334
--------------------------------------------------------------------------------------------
Clint Independent School District; Unlimited
   Tax Refunding Series 1991 GO
   6.30%, 03/01/00(b)                             --      Aaa          185,000       195,343
--------------------------------------------------------------------------------------------
Comal County Industrial Development Authority
   (The Coleman Company, Inc. Project); Series
   1980 IDR
   9.25%, 08/01/00(c)                             NRR     NRR          835,000       943,759
--------------------------------------------------------------------------------------------
Conroe (City of) Independent School District;
   Unlimited School Tax GO
   7.375%, 02/01/01(b)                            --      Aaa          115,000       128,701
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                  RATING(a)                         MARKET
                                                 S&P    MOODY'S        PAR           VALUE
TEXAS-(CONTINUED)

Gatesville Independent School District;
   Unlimited Tax School Building and Refunding
   Series 1995 RB
   5.80%, 02/01/03(b)                             --      Aaa      $   485,000  $    513,082
--------------------------------------------------------------------------------------------
Harris County Health Facilities Development
   Corp. (Memorial Hospital System Project);
   Hospital Series 1992 RB
   6.70%, 06/01/00                                A-      A          1,000,000     1,068,070
--------------------------------------------------------------------------------------------
Harris County Industrial Development Corp.
   (Exxon Project); Series 1984 B PCR
   4.60%, 03/01/24(d)                             A-1+    Aaa          300,000       300,000
--------------------------------------------------------------------------------------------
Hays (County of); Series 1995 GO
   7.75%, 08/15/97(b)                             AAA     Aaa          175,000       186,758
--------------------------------------------------------------------------------------------
Keller (City of) Independent School District;
   Certificates of Participation Series 1994 RB
   5.75%, 08/15/01(b)                             AAA     Aaa          915,000       958,426
--------------------------------------------------------------------------------------------
Kerrville (City of); Electric System Refunding
   Series 1991 RB
   6.375%, 11/01/01(b)                            AAA     Aaa          185,000       200,897
--------------------------------------------------------------------------------------------
La Marque Independent School District; Unlimited
  Schoolhouse Tax Series 1992 GO
  7.50%, 08/15/02(b)                              AAA     Aaa          750,000       871,448
  7.50%, 08/15/99(b)                              AAA     Aaa          575,000       635,295
--------------------------------------------------------------------------------------------
Northside Independent School District; School
  Improvement Series 1986 GO
  6.90%, 02/01/97                                 AA-     Aa         1,000,000     1,036,330
--------------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas System
  Refunding Series 1989 A RB
  7.00%, 02/01/01                                 AA      Aa1          400,000       434,668
--------------------------------------------------------------------------------------------
Temple (City of) (Bell County); Refunding Series
  1992 GO
  5.80%, 02/01/01(b)                              AAA     Aaa          250,000       265,098
--------------------------------------------------------------------------------------------
Texas Housing Agency; Residential Mortgage
  Series 1988 A RB
  7.15%, 01/01/97                                 A+      Aa           195,000       199,895
--------------------------------------------------------------------------------------------
Texas Municipal Power Agency; RB
  5.75%, 09/01/02(c)(e)                           AAA     Aaa        1,000,000     1,061,274
--------------------------------------------------------------------------------------------
Texas Turnpike Authority (Addison Airport Toll
  Tunnel Project); Dallas North Tollway Series
  1994 RB
  6.30%, 01/01/05(b)                              AAA     Aaa          500,000       541,810
--------------------------------------------------------------------------------------------
Texas Water Resources Finance Authority; Series
  1989 A RB
  7.25%, 08/15/97                                 A       A            150,000       157,971
--------------------------------------------------------------------------------------------
University of Texas System; General Tuition
  Series 1986 RB
  7.75%, 08/15/96(c)(e)                           AAA     Aaa          190,000       199,899
  7.75%, 08/15/98(c)                              AAA     Aaa           10,000        10,920
--------------------------------------------------------------------------------------------
                                                                                  11,252,452
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                    RATING(a)                     MARKET
                                                   S&P   MOODY'S      PAR         VALUE

UTAH-2.47%

Intermountain Power Agency; Power Supply
  Refunding Series 1986 F RB
  7.00%, 07/01/01                                AA-     Aa       $   500,000  $    519,015
-------------------------------------------------------------------------------------------
Salt Lake (County of) (Service Station Holdings
  Inc. Project -- The British Petroleum Co.);
  Refunding Series 1994 PCR
  4.45%, 02/01/08(d)                             A-1+    P-1          300,000       300,000
-------------------------------------------------------------------------------------------
Utah (State of) (Board of Water Resources
  Program); Revolving Fund Recapitalization
  Series 1992 B RB
  6.10%, 04/01/02                                AA      --           500,000       541,675
-------------------------------------------------------------------------------------------
Utah Municipal Finance Cooperative (Pooled
  Capital Improvement Financing Program)
  (University Hospital Project); Local
  Government Series August 1, 1991 RB
  6.50%, 05/15/99                                AA-     --           475,000       511,746
-------------------------------------------------------------------------------------------
                                                                                  1,872,436
-------------------------------------------------------------------------------------------

VIRGINIA-3.29%

Medical College of Hampton Roads; General
  Refunding Series 1991 B RB
  5.60%, 11/15/96                                A-      --           300,000       305,196
  6.00%, 11/15/99                                A-      --           605,000       636,611
-------------------------------------------------------------------------------------------
Norfolk (City of) Redevelopment and Housing
  Authority (State Board for Community
  Colleges - Tidewater); Educational Facility
  Series 1995 RB
  5.30%, 11/01/04                                AA      Aa           535,000       548,530
  5.40%, 11/01/05                                AA      Aa           500,000       516,455
-------------------------------------------------------------------------------------------
Portsmouth (City of); Public Utility Refunding
  Series 1992 GO
  5.90%, 11/01/01                                AA-     A            450,000       482,400
-------------------------------------------------------------------------------------------
                                                                                  2,489,192
-------------------------------------------------------------------------------------------

WASHINGTON-2.10%

Seattle (City of) (West Seattle Bridge); Limited
  Tax Refunding Series 1991 GO
  6.40%, 10/01/01                                AA+     Aa1          250,000       273,877
-------------------------------------------------------------------------------------------
Seattle (Port of); Series 1992 A RB
  6.00%, 11/01/01                                AA-     A-1          500,000       533,165
-------------------------------------------------------------------------------------------
Washington Health Care Facility Authority (Our
  Lady of Lourdes Health Center); Refunding RB
  7.35%, 12/01/97(f)                             A       --           500,000       527,060
-------------------------------------------------------------------------------------------
Washington Public Power Supply System (Nuclear
  Project Number 3); Refunding Series B RB
  6.80%, 07/01/97                                AA      Aa           250,000       260,230
-------------------------------------------------------------------------------------------
                                                                                  1,594,332
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIALS

                                                    RATING(a)                     MARKET
                                                   S&P   MOODY'S      PAR         VALUE
WISCONSIN-1.39%

Wisconsin (State of) Series A GO
  5.75%, 05/01/99                                AA      Aa       $ 1,000,000  $  1,049,560
-------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS-99.45%                                                    75,345,755
-------------------------------------------------------------------------------------------
     OTHER ASSETS LESS LIABILITIES-0.55%                                            413,171
-------------------------------------------------------------------------------------------
     NET ASSETS-100.00%                                                        $ 75,758,926
===========================================================================================

INVESTMENT ABBREVIATIONS:
GO - General Obligation Bonds
IDR - Industrial Development Revenue Bonds
NRR - Not re-rated
PCR - Pollution Control Revenue Bonds
RB - Revenue Bonds
Notes to Schedule of Investments:
(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b) Secured by bond insurance.
(c) Secured by an escrow fund of U.S. Treasury obligations.
(d) Payable on demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on September 30, 1995.
(e) Subject to an outstanding irrevocable call or mandatory put by the issuer. Market value and date reflect such call or put.
(f) Secured by a letter of credit.





                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1995
(Unaudited)

ASSETS:

Investments, at market value (amortized cost $72,323,504)                  $   75,345,755
-----------------------------------------------------------------------------------------
Cash                                                                               46,527
-----------------------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                                              427,479
-----------------------------------------------------------------------------------------
  Interest                                                                      1,184,956
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                           5,375
-----------------------------------------------------------------------------------------
Other assets                                                                       40,286
-----------------------------------------------------------------------------------------
    Total assets                                                               77,050,378
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                         1,039,881
-----------------------------------------------------------------------------------------
  Capital stock reacquired                                                        105,002
-----------------------------------------------------------------------------------------
  Dividends                                                                       102,858
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                                        5,375
-----------------------------------------------------------------------------------------
Accrued advisory fees                                                              18,432
-----------------------------------------------------------------------------------------
Accrued administrative service fees                                                 3,472
-----------------------------------------------------------------------------------------
Accrued directors' fees                                                             1,206
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                         4,643
-----------------------------------------------------------------------------------------
Accrued operating expenses                                                         10,583
-----------------------------------------------------------------------------------------
    Total liabilities                                                           1,291,452
-----------------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                $   75,758,926

=========================================================================================
Capital stock, $.001 par value per share:
  Authorized                                                                1,000,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                                   6,988,379
=========================================================================================

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                     $10.84

=========================================================================================

OFFERING PRICE PER SHARE:

  (Net asset value of $10.84 divided by 99.00%)                                    $10.95
=========================================================================================



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIALS

STATEMENT OF OPERATIONS

For the six months ended September 30, 1995
(Unaudited)

INVESTMENT INCOME:

Interest income                                                              $ 2,135,247
----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                    114,892
----------------------------------------------------------------------------------------
Custodian fees                                                                    15,026
----------------------------------------------------------------------------------------
Transfer agent fees                                                               26,797
----------------------------------------------------------------------------------------
Registration and filing fees                                                      12,934
----------------------------------------------------------------------------------------
Administrative service fees                                                       21,929
----------------------------------------------------------------------------------------
Directors' fees                                                                    2,564
----------------------------------------------------------------------------------------
Printing                                                                          15,616
----------------------------------------------------------------------------------------
Professional fees                                                                 12,266
----------------------------------------------------------------------------------------
Other                                                                             18,466
----------------------------------------------------------------------------------------
       Total expenses                                                            240,490
----------------------------------------------------------------------------------------
Net investment income                                                          1,894,757
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES:

Net realized gain (loss) on sales of investment securities                       (41,464)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                           1,138,103
----------------------------------------------------------------------------------------
       Net gain on investment securities                                       1,096,639
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $ 2,991,396
========================================================================================




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended September 30, 1995
and the year ended March 31, 1995
(Unaudited)

                                                                              SEPTEMBER 30,      MARCH 31,
                                                                                  1995             1995
OPERATIONS:

  Net investment income                                                       $  1,894,757     $ 4,401,553
----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities                       (41,464)     (1,102,920)
----------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                           1,138,103       1,255,198
----------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                      2,991,396       4,553,831
----------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                            (1,756,384)     (4,304,084)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investment securities          --         (28,666)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions                         (7,830,750)    (17,623,430)
----------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                                    (6,595,738)    (17,402,349)
----------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                           82,354,664      99,757,013
----------------------------------------------------------------------------------------------------------
  End of period                                                               $ 75,758,926     $82,354,664
==========================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                  $ 73,661,002     $81,491,752
----------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                              222,654          84,281
----------------------------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of
    investment securities                                                       (1,146,981)     (1,105,517)
----------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                               3,022,251       1,884,148
----------------------------------------------------------------------------------------------------------
                                                                              $ 75,758,926     $82,354,664
==========================================================================================================




See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIALS

NOTES TO FINANCIAL STATEMENTS

September 30, 1995
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; the Intermediate Portfolio, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities, and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Intermediate Portfolio (the "Fund"). The Fund currently offers one class of shares, AIM Tax-Free Intermediate Shares (the "Shares").

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.

B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and is recorded on the accrual basis. Discounts, other than original issue discounts, are amortized to unrealized appreciation for financial reporting purposes. Realized gains and losses are computed on the basis of specific identification of the securities sold.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $603,150, which expires, if not previously utilized, in the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.

--------------------------------------------------------------------------------
FINANCIALS

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $500 million, but not in excess of $1 billion, plus 0.20% of the Fund's average daily net assets in excess of $1 billion. The investment advisory agreement requires AIM to reduce its fee or, if necessary, make payments to the extent required to satisfy any expense limitations imposed by securities laws or regulations thereunder in any state in which the Fund's shares are qualified for sale.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1995, the Fund reimbursed AIM $21,929 for such services. A I M Fund Services, Inc. ("AFS") was paid $17,373 for transfer agency services during the six months ended September 30, 1995.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Shares. AIM Distributors received commissions of $8,196 from sales of Shares during the six months ended September 30, 1995. Such commissions are not an expense of the Company. They are deducted from, and are not included in, the proceeds from sales of Shares. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 1995, the Fund paid legal fees of $1,527 for services rendered by Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1995 was $9,181,490 and $13,074,688, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1995 is as follows:

Aggregate unrealized appreciation of investment securities              $3,031,368
----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                (9,117)
----------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                    $3,022,251
==================================================================================

Investments have the same cost for tax and financial statement purposes.

--------------------------------------------------------------------------------
FINANCIALS

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding for the six months ended September 30, 1995 and the year ended March 31, 1995 were as follows:

                                                                      September 30,                   March 31,
                                                                           1995                          1995
                                                                --------------------------    --------------------------
                                                                  Shares         Amount         Shares         Amount
                                                                ----------    ------------    ----------    ------------
Sold                                                               761,305    $  8,223,101     1,622,139    $ 17,104,803
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                                107,919       1,164,812       261,976       2,765,599
------------------------------------------------------------------------------------------------------------------------
Reacquired                                                      (1,599,051)    (17,218,663)   (3,561,084)    (37,493,832)
------------------------------------------------------------------------------------------------------------------------
                                                                  (729,827)   $ (7,830,750)   (1,676,969)   $(17,623,430)
========================================================================================================================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a share of the Fund outstanding during the six months ended September 30, 1995, each of the years in the six-year period ended March 31, 1995, the eleven months ended March 31, 1989 and the period May 11, 1987 (date operations commenced) through April 30, 1988.

                                                                       March 31,
                   September 30,  ---------------------------------------------------------------------------      April 30,
                       1995        1995       1994        1993        1992        1991       1990       1989         1988
                      -------     -------    -------     -------     -------     ------     ------     ------       ------
Net asset value,
 beginning of
 period               $ 10.67     $ 10.62    $ 10.74     $ 10.27     $ 10.07     $ 9.89     $ 9.69     $ 9.88       $10.00
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
Income from
 investment
 operations:
  Net investment
   income                0.27        0.49       0.48        0.53        0.62       0.63       0.62       0.56         0.55
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
  Net gains (losses)
   on securities
   (both realized
   and unrealized)       0.15        0.04      (0.10)       0.47        0.20       0.18       0.20      (0.19)       (0.12)
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
     Total from
      investment
      operations         0.42        0.53       0.38        1.00        0.82       0.81       0.82       0.37         0.43
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
Less distributions:
 Dividends from net
  investment income     (0.25)      (0.48)     (0.48)      (0.53)      (0.62)     (0.63)     (0.62)     (0.56)       (0.55)
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
 Distributions from
  net realized
  capital gains            --          --      (0.02)         --          --         --         --         --           --
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
     Total
      distributions     (0.25)      (0.48)     (0.50)      (0.53)      (0.62)     (0.63)     (0.62)     (0.56)       (0.55)
--------------------  -------     -------    -------     -------     -------     ------     ------     ------       ------
Net asset value,
 end of period        $ 10.84     $ 10.67    $ 10.62     $ 10.74     $ 10.27     $10.07     $ 9.89     $ 9.69       $ 9.88
--------------------  =======     =======    =======     =======     =======     ======     ======     ======       ======
Total return(a)          3.95%       5.17%      3.47%      10.01%       8.39%      8.39%      8.66%      3.85%        4.46%
====================  =======     =======    =======     =======     =======     ======     ======     ======       ======

RATIOS/SUPPLEMENTAL
  DATA:

Net assets, end of
  period (000s
  omitted)            $75,759     $82,355    $99,757     $70,120     $38,773     $6,184     $5,231     $4,413       $5,594
====================  =======     =======    =======     =======     =======     ======     ======     ======       ======
Ratio of expenses to
  average net assets     0.63%(b)    0.59%      0.61%(c)    0.38%(c)    0.02%(d)   0.50%(d)   0.50%(d)   0.53%(d)(e)  0.50%(d)(e)
====================  =======     =======    =======     =======     =======     ======     ======     ======       ======
Ratio of net
  investment income
  to average net
  assets                 4.95%(b)    4.65%      4.37%(c)    5.00%(c)    5.78%(d)   6.29%(d)   6.27%(d)   6.74%(d)(e)  5.86%(d)(e)
====================  =======     =======    =======     =======     =======     ======     ======     ======       ======
Portfolio turnover
  rate                  12.79%      74.98%     25.92%      29.33%      14.57%      0.00%     12.19%     31.16%       79.69%
====================  =======     =======    =======     =======     =======     ======     ======     ======       ======

(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are annualized and based on average net assets of $76,385,207.
(c) After waiver of advisory fees.
(d) After waiver of advisory fees and expense reimbursements.
(e) Annualized.

BOARD OF DIRECTORS                         OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                           Charles T. Bauer                           11 Greenway Plaza
Chairman and Chief Executive               Chairman                                   Suite 1919
Officer                                                                               Houston, TX 77046
A I M Management Group Inc.                Robert H. Graham
                                           President                                  INVESTMENT ADVISOR
Bruce L. Crockett
Director, President, and Chief             John J. Arthur                             A I M Advisors, Inc.
Executive Officer                          Senior Vice President and                  11 Greenway Plaza
COMSAT Corporation                         Treasurer                                  Suite 1919
                                                                                      Houston, TX 77046
Owen Daly II                               Gary T. Crum
Director                                   Senior Vice President                      TRANSFER AGENT
Cortland Trust Inc.
                                           Carol F. Relihan                           A I M Fund Services, Inc.
Carl Frischling                            Vice President and Secretary               P.O. Box 4739
Partner                                                                               Houston, TX 77210-4739
Kramer, Levin, Naftalis, Nessen,           Dana R. Sutton
Kamin & Frankel                            Vice President                             CUSTODIAN
                                           and Assistant Treasurer
Robert H. Graham                                                                      The Bank of New York
President                                  Stuart W. Coco                             110 Washington Street
A I M Management Group Inc.                Vice President                             New York, NY 10286

John F. Kroeger                            Melville B. Cox                            COUNSEL TO THE FUND
Formerly, Consultant                       Vice President
Wendell & Stockel Associates, Inc.                                                    Ballard Spahr
                                           Karen Dunn Kelley                          Andrews & Ingersoll
Lewis F. Pennock                           Vice President                             1735 Market Street
Attorney                                                                              Philadelphia, PA 19103
                                           P. Michelle Grace
Ian W. Robinson                            Assistant Secretary                        COUNSEL TO THE DIRECTORS
Consultant, Former Executive
Vice President and                         Nancy L. Martin                            Kramer, Levin, Naftalis,
Chief Financial Officer                    Assistant Secretary                        Nessen, Kamin & Frankel
Bell Atlantic Management                                                              919 Third Avenue
Services, Inc.                             Ofelia M. Mayo                             New York, NY 10022
                                           Assistant Secretary
Louis S. Sklar                                                                        DISTRIBUTOR
Executive Vice President                   Kathleen J. Pflueger
Hines Interests                            Assistant Secretary                        A I M Distributors, Inc.
Limited Partnership                                                                   11 Greenway Plaza
                                           Samuel D. Sirko                            Suite 1919
                                           Assistant Secretary                        Houston, TX 77046

                                           Stephen I. Winer
                                           Assistant Secretary

               A I M Distributors, Inc.                        ---------------
 [AIM LOGO     11 Greenway Plaza, Suite 1919                     BULK RATE
APPEARS HERE]  Houston, Texas 77046                             U.S. POSTAGE
                                                                    PAID
                                                                 Houston, TX
THE AIM FAMILY OF FUNDS(R)                                     Permit No. 2332
                                                               ---------------
AGGRESSIVE GROWTH
        AIM Aggressive Growth Fund*
        AIM Constellation Fund
        AIM Global Aggressive Growth Fund
GROWTH
        AIM Global Growth Fund
        AIM Growth Fund
        AIM International Equity Fund
        AIM Value Fund
        AIM Weingarten Fund
GROWTH AND INCOME
        AIM Balanced Fund
        AIM Charter Fund
INCOME AND GROWTH                                       [FULL PAGE PHOTO OF
        AIM Global Utilities Fund**                      AIM MANAGEMENT GROUP
HIGH CURRENT INCOME                                      OFFICE BUILDING]
        AIM High Yield Fund
CURRENT INCOME
        AIM Global Income Fund
        AIM Income Fund
CURRENT TAX-FREE INCOME
        AIM Municipal Bond Fund
        AIM Tax-Exempt Bond Fund of Conn.
        AIM Tax-Free Intermediate Shares
CURRENT INCOME AND HIGH DEGREE OF SAFETY
        AIM Intermediate Government Fund***
HIGH DEGREE OF SAFETY AND CURRENT INCOME
        AIM Limited Maturity Treasury Shares
STABILITY, LIQUIDITY, AND CURRENT INCOME
        AIM Money Market Fund
STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
        AIM Tax-Exempt Cash Fund

*AIM Aggressive Growth Fund was closed to new investors on July 18, 1995.
**On May 1, 1995, AIM Utilities Fund broadened its investment strategy to permit up to 80% of its total assets to be invested in foreign securities, and was renamed AIM Global Utilities Fund. ***On September 25, 1995, AIM Government Securities Fund became AIM Intermediate Government Fund.

For more complete information about any AIM Funds, including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.